UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 21, 2003


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                            93-0926999
(State of other Jurisdiction                             (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                          52241
(Address of Principal Executive Offices)                      (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

Item 7. Financial Statements and Exhibits

     Exhibit 99.1 - Heartland Express, Inc. press release dated October 21, 2003 with respect to the Company's financial results for the quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.


     On October 21, 2003, Heartland Express, Inc. announced its financial results for the quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                     HEARTLAND EXPRESS, INC.

Date: October 22, 2003                               BY: /s/ John P. Cosaert
                                                     -----------------------
                                                     JOHN P. COSAERT
                                                     Vice-President
                                                     Finance and Treasurer

                                Exhibit No. 99.1

Tuesday, October 21, 2003, For Immediate Release

Press Release

Heartland Express, Inc. Reports Revenues and Earnings for the Third Quarter of 2003.

CORALVILLE, IOWA - October 21, 2003 - Heartland Express, Inc. (Nasdaq: HTLD) announced today financial results for the third quarter ended September 30, 2003. Gross revenues for the quarter increased 14.6% to $104.5 million from $91.1 million in the third quarter of 2002. Net income increased 30.9% to $14.5 million from $11.1 million in the 2002 period. This is our tenth consecutive quarter of reporting year-over-year growth of revenues and net income. Basic earnings per share were $0.29 compared to $0.22 for the third quarter of 2002.

For the nine months, revenue increased 21.4% to $302.1 from $248.8 during the same period in 2002. Net income increased 20.7% to $38.2 million from $31.6 million in the 2002 period. Basic earnings per share were $0.76 compared with $0.63 for the 2002 period.

For the quarter, Heartland Express, Inc. posted an operating ratio (operating expenses as a percentage of gross revenues) of 79.4% and a 13.9% net margin. The Company ended the nine months ended September 30, 2003 with an operating ratio of 81.3% and a 12.6% net margin.

The Company ended the third quarter with cash, cash equivalents, and investments of $186.5 million, a $32.6 million increase from the $153.9 million reported on December 31, 2002. The Company's balance sheet continues to be debt-free.

During the quarter, Heartland Express declared its first ever cash dividend. The quarterly dividend rate is $0.02 per share with the first dividend paid on October 2, 2003.

This past week Heartland Express was named to the Forbes magazine list of the "200 Best Small Companies in America." The Company has achieved this ranking twelve times in the past seventeen years.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                                  John Cosaert
                                  319-545-2728

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                     Three months ended                Nine months ended
                                                        September 30,                    September 30,

                                                      2003            2002            2003             2002

OPERATING REVENUE ...............................$ 104,460,615   $  91,123,367   $ 302,100,139    $ 248,753,449
                                                 -------------   -------------   -------------    -------------

OPERATING EXPENSES:

   Salaries, wages, benefits ....................$  34,949,275   $  29,341,346   $ 102,452,186    $  78,931,009

   Rent and purchased transportation ............   12,090,171      17,170,890      39,194,285       48,834,154

   Operations and maintenance ...................   19,094,695      14,921,425      56,546,521       40,000,709

   Taxes and licenses............................    2,265,221       1,953,378       6,263,920        5,249,886

   Insurance and claims .........................    3,384,300       2,526,170       9,919,671        7,263,313

   Communications and utilities .................      946,331         911,176       2,763,214        2,240,502

   Depreciation .................................    7,139,016       5,666,127      19,433,000       14,027,837

   Other operating expenses .....................    3,080,052       2,460,928       9,185,983        6,251,675

   (Gain) loss on disposal of
     fixed assets ...............................       23,802          42,457          (6,969)         148,463
                                                 -------------   -------------   -------------    -------------
                                                 $  82,972,863   $  74,993,897   $ 245,751,811    $ 202,947,548
                                                 -------------   -------------   -------------    -------------

       Operating income ........................ $  21,487,752   $  16,129,470   $  56,348,328    $  45,805,901

   Interest income .............................       470,972         648,359       1,501,993        2,128,631
                                                 -------------   -------------   -------------    -------------

   Income before income taxes .................. $  21,958,724   $  16,777,829   $  57,850,321    $  47,934,532

   Federal and state income taxes ..............     7,465,967       5,704,463      19,669,108       16,297,741
                                                 -------------   -------------   -------------    -------------

   Net income .................................. $  14,492,757   $  11,073,366   $  38,181,213    $  31,636,791
                                                 =============   =============   =============    =============

   Earnings per common share:

       Basic earnings per share ................ $        0.29   $        0.22   $        0.76    $        0.63
                                                 =============   =============   =============    =============

   Basic weighted average shares
   outstanding .................................    50,000,000      50,000,000      50,000,000       50,000,000
                                                 =============   =============   =============    =============

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                        ASSETS
                                                  September 30,    December 31,
                                                      2003             2002
                                                 -------------    -------------
                                                   (unaudited)
CURRENT ASSETS

  Cash and short term investments ............   $ 186,497,073    $ 153,861,422
  Trade receivables ..........................      37,599,129       33,012,394
  Prepaid tires ..............................       2,890,810        4,757,850
  Deferred income taxes ......................      23,760,000       21,134,000
  Other current assets .......................       2,805,209          620,344
                                                 -------------    -------------
     Total current assets ....................   $ 253,552,221    $ 213,386,010
                                                 -------------    -------------

PROPERTY AND EQUIPMENT .......................   $ 227,886,599    $ 191,116,893
  Less accumulated depreciation ..............      55,923,089       39,715,307
                                                 -------------    -------------
                                                 $ 171,963,510    $ 151,401,586
                                                 -------------    -------------
  OTHER ASSETS ...............................   $   8,929,116    $   8,320,593
                                                 -------------    -------------
                                                 $ 434,444,847    $ 373,108,189
                                                 =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
  Accounts payable & accrued liabilities .....   $  11,729,106    $   8,632,810
  Accrued expenses ...........................      59,987,318       52,386,322
  Income taxes payable........................      11,977,132        6,070,318
                                                 -------------    -------------
     Total current liabilities ...............   $  83,693,556    $  67,089,450
                                                 -------------    -------------

DEFERRED INCOME TAXES ........................   $  36,341,000    $  30,089,000
                                                 -------------    -------------

COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
  Capital stock: Common, $.01 par value;
  authorized 395,000,000 shares; issued and
  outstanding 50,000,000 .....................   $     500,000    $     500,000
  Additional paid-in capital..................       8,603,762        8,603,762
  Retained earnings ..........................     306,670,184      268,488,971
                                                 -------------    -------------
                                                 $ 315,773,946    $ 277,592,733
  Less unearned compensation .................      (1,363,655)      (1,662,994)
                                                 -------------    -------------
                                                 $ 314,410,291    $ 275,929,739
                                                 -------------    -------------
                                                 $ 434,444,847    $ 373,108,189
                                                 =============    =============



                                 END OF REPORT